UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 18, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street,
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May
20
, 2026, Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”) issued a press release announcing that it, together with Qwest Corporation (“Qwest”), its wholly-owned subsidiary, has entered into a Support Agreement, dated May 18, 2026 (the “
Support Agreement
”), with certain holders (together, the “
Supporting Noteholders
”) of Qwest’s Existing Notes (as defined below) with respect to its previously announced exchange offers (as amended as set forth in this press release, the “
Exchange Offers
”) to exchange Qwest’s outstanding 6.5% Notes due 2056 (the “
Existing 2056 Notes
”) and 6.75% Notes due 2057 (the “
Existing 2057 Notes
”, and collectively with the Existing 2056 Notes, the “
Existing Notes
”) for new notes to be issued by Qwest pursuant to the terms and conditions set forth in the Post-Effective Amendment (as defined below) to the Registration Statement on Form
S-4,
including a preliminary prospectus and consent solicitation statement forming a part thereof, dated May
20
, 2026 (collectively, the “
Prospectus
”).
Pursuant to the Support Agreement, the Supporting Noteholders have agreed to tender an aggregate principal amount of approximately $456 million of Old Qwest Notes in the Exchange Offers, consisting of approximately $296.5 million of the Existing 2056 Notes and $159.5 million of the Existing 2057 Notes in the Exchange Offers no later than 5:00 p.m., Eastern Time, on June 2, 2026, on the terms set forth in the Exchange Offers.
The obligations of each party under the Support Agreement will be subject to customary termination provisions, including automatic termination of the Exchange Offers are terminated or have not been consummated by 5:00 p.m., New York City time, on June 30, 2026.
The foregoing is a summary of the material terms of the Support Agreement and does not purport to be complete, and is subject to, and qualified by, the Support Agreement in its entirety, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01	Other Events.
On May
20
, 2026, Lumen announced that it, together with Qwest, has amended the terms of its previously announced Exchange Offers. Pursuant to the amended terms of the Exchange Offers, Qwest is offering to exchange (i) any and all of the Existing 2056 Notes for newly issued 6.500% notes due 2051 (the “New 2051 Notes”) and (ii) any and all of the Existing 2057 Notes for newly issued 6.750% notes due 2052 (the “New 2052 Notes,” together with the New 2051 Notes, the “New Qwest Notes”) or New 2051 Notes, in each case upon the terms and subject to the conditions set forth in the Prospectus. In connection with the Exchange Offers, Qwest and Lumen are also soliciting consents from holders of each series of the Existing Notes to certain proposed amendments to the indentures governing the Existing Notes (the “Consent Solicitations”).

In connection with the amended terms, Qwest has eliminated the early tender participation date and extended the expiration date (as amended, the “Expiration Date”) and the withdrawal deadline (as amended, the “Withdrawal Deadline”) of each of the Exchange Offers to 5 p.m. ET on June 9, 2026.
Lumen has filed a post-effective amendment (the “Post-Effective Amendment”) to the Registration Statement relating to the Exchange Offers with the Securities and Exchange Commission (the “SEC”). The Post-Effective Amendment to the registration statement has not yet become effective and the New Qwest Notes may not be issued, nor may the Exchange Offers be consummated, prior to the time that the Post-Effective Amendment becomes effective.
Holders of the Existing Notes are urged to carefully read the Post-Effective Amendment before making any decision with respect to the Exchange Offers and Consent Solicitations. Copies of the Post-Effective Amendment pursuant to which the Exchange Offers and Consent Solicitations are being made may be obtained free of charge at the SEC’s website at www.sec.gov. or from D.F. King & Co., Inc., the information agent and exchange agent for the Exchange Offers and Consent Solicitations, at (800) 755-3105 (for information U.S. Toll-free) or (212) 257-2075 (information for banks and brokers).
This Current Report on Form
8-K
is not an offer to buy or sell or the solicitation of an offer to sell with respect to any securities. The solicitation of offers to exchange the Existing Notes for New Qwest Notes is only being made pursuant to the terms of the Exchange Offers. Qwest is not making an offer of New Qwest Notes in any jurisdiction where the Exchange Offers are not permitted
, and this Current Report on Form
8-K
does not constitute an offer to participate in the Exchange Offers to any person in any jurisdiction where it is unlawful to make such an offer or solicitations.
The above-referenced press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in
those statements for several reasons, including those discussed in Exhibit 99.1. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Support Agreement, dated May 18, 2026.

99.1	Press Release dated May 20, 2026, relating to the amendment of the previously announced exchange offers and consent solicitations.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Qwest Corporation have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer

QWEST CORPORATION

By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer
Dated: May
20
, 2026